UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549



                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported) November 1, 2001

               AEI INCOME & GROWTH FUND 24 LLC
   (Exact Name of Registrant as Specified in its Charter)

                      State of Delaware
      (State or other Jurisdiction of Incorporation or
                        Organization)




          333-52960                     41-1990952
   (Commission File Number)          (I.R.S. Employer
                                   Identification No.)


   1300 Minnesota World Trade Center, St. Paul, Minnesota 55101
          (Address of Principal Executive Offices)


                        (651) 227-7333
    (Registrant's telephone number, including area code)


    (Former name or former address, if changed since last report)


Item 2.   Acquisition or Disposition of Assets.

        On November 1, 2001, the LLC purchased a Children's World daycare center in Round Lake Beach, Illinois for approximately $1,747,000. The property was purchased from AEI Fund Management XVII, Inc. (AFM), an affiliate of the Managing Members. AFM purchased the property from ARAMARK Educational Resources, Inc. (AER), an unrelated third party, on March 30, 2001. The price paid by the LLC was equal to the price paid by AFM plus the expenses incurred to transfer ownership of the property to the LLC. During the period the property was owned by AFM, the property generated net income of $21,525, which was also paid to the LLC. There was no other benefit arising out of the transaction to the Managing Members or their affiliates apart from compensation otherwise permitted by the Operating Agreement.

        The property was constructed in December 2000. The property is leased to AER under a Lease Agreement with a primary term of fifteen years, which may be renewed for up to three consecutive terms of five years. The Lease requires annual base rent of $166,535, which will increase every five years by the lesser of ten percent or two times the annual CPI Index.

       The cash used to purchase the property was from the proceeds of sale of Limited Membership Units.

Item 7.   Financial Statements and Exhibits.

           (a)  Financial statements of businesses acquired. -
                Not  Applicable.   Property    was    newly
                constructed.

           (b)  Pro   forma   financial  information. -  Not
                Applicable. The LLC commenced operations on October 31, 2001 when subscription proceeds were released from escrow.

           (c)  Exhibits

                Exhibit  10.1 -  Net  Lease  Agreement  dated
                                 March   30,   2001   between
                                 AEI  Fund  Management  XVII,
                                 Inc. and ARAMARK Educational
                                 Resources,  Inc. relating to
                                 the property  at  1512 North
                                 Route 83,  Round Lake Beach,
                                 Illinois.

                Exhibit  10.2 -  Quit   Claim   Deed    dated
                                 November  1,  2001   between
                                 the   LLC  and   AEI    Fund
                                 Management     XVII,    Inc.
                                 relating   to   the property
                                 at   1512  North  Route  83,
                                 Round Lake Beach, Illinois.



                         SIGNATURES

        Pursuant  to  the  requirements  of  the  Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AEI INCOME & GROWTH FUND 24 LLC

                               By:   AEI Fund Management XXI, Inc.
                               Its:  Managing Member


Date:  November 13, 2001         /s/ Mark E Larson
                               By:   Mark E. Larson
                                     Its Chief Financial Officer
                                     (Principal Accounting and
                                     Financial Officer)